                                                                    EXHIBIT 23.1

            Consent of Independent Registered Public Accounting Firm


          We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 14, 2006 relating to the financial statements, which appears in Javelin Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2005. We also consent to the references to us under the headings "Experts" in such Registration Statement.


                                        /s/ PricewaterhouseCoopers LLP
                                        ----------------------------------------
                                        PricewaterhouseCoopers LLP
                                        New York, New York
                                        February 5, 2007